[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]







                                 August 27, 1998






The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio  43219

               Re:  The Victory Portfolios
                    File No. 33-8982
                    Post-Effective Amendment
                    to Registration Statement on Form N-1A
                    --------------------------------------

Dear Gentlemen:

           We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A.

                                          Very truly yours,



                                          /s/Kramer, Levin, Naftalis & Frankel